UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010

WE SAVE HOMES, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-52996	24-4238285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27651 La Paz Road, Suite A, Laguna Niguel, CA 92677 (Address of principal executive offices)(Zip Code) Registrant’s telephone number, including area code: (949) 599-1888
27651 La Paz Road, Suite A, Laguna Niguel, CA 92677 (Address of principal executive offices)(Zip Code) Registrant’s telephone number, including area code: (949) 599-1888

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On February 10, 2010, Andrew Kardish resigned as Director and Chairman of the Board of Directors of We Save Homes, Inc. (the “Company”).  Mr. Kardish’s resignation arises from disagreements with key employees and consultants on matters relating to the Company’s operations, and the general direction of the Company.  The Company does not affirm any statements made by Mr. Kardish prior to his resignation other than those set forth in public filings with the Securities and Exchange Commission.

Item 9.01           Financial Statements and Exhibits.

(c) Exhibits.

17.2           Resignation of Andrew Kardish.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          WE SAVE HOMES, INC.
(Company)

/s/          Ryan Boyajian
 ________________________________
By: Ryan Boyajian
Its: President and Secretary
Date: February 17, 2010